                                                                       Exhibit 2
                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each and any of Christopher J. Spray and Jeanne Larkin Henry his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all instruments, certificates and documents required to be executed on behalf of himself individually or on behalf of each or any of Atlas Venture Fund, L.P., Atlas Venture Associates, L.P., Atlas Venture Partners III, B.V., Atlas Venture Fund II, L.P., Atlas Venture Associates II, L.P., Atlas Venture Europe Fund B.V., Atlas InvesteringsGroep N.V., Atlas Venture Beheer II B.V., Partno Deelmingen B.V., Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas Venture Associates III, L.P., Atlas Venture Associates III, Inc., Atlas Venture Fund V, L.P., Atlas Venture Entrepreneurs' Fund V, L.P., Atlas Venture Parallel Fund V-A, C.V., Atlas Venture Parallel Fund V-B, C.V., Atlas Venture Associates V, L.P. and Atlas Venture Associates V, Inc. pursuant to sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.





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
      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of February, 2001.



                                                  /s/ Christopher J. Spray
                                                  ------------------------------
                                                  Christopher J. Spray


Commonwealth of Massachusetts  )
                               ) ss:
County of Suffolk              )

      On this 13th day of February, 2001, before me personally came Christopher
J. Spray, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                              /s/ Kyle Walkden
                                           -------------------------------------
                                           Notary Public

                                           My commission expires: 9/9/05

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of February, 2001.



                                                  /s/ Axel Bichara
                                                  ------------------------------
                                                  Axel Bichara


Commonwealth of Massachusetts  )
                               ) ss:
County of Suffolk              )

      On this 13th day of February, 2001, before me personally came Axel Bichara, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                              /s/ Kyle Walkden
                                           -----------------------------
                                           Notary Public

                                           My commission expires: 9/9/05

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of February, 2001.



                                                  /s/ Jean Francois Formela
                                                  -----------------------------
                                                  Jean Francois Formela


Commonwealth of Massachusetts  )
                               ) ss:
County of Suffolk              )

      On this 13th day of February, 2001, before me personally came Jean-Francois Formela, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                              /s/ Kyle Walkden
                                           -----------------------------
                                           Notary Public

                                           My commission expires:

IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 13th day of February, 2001.



                                                  /s/ Ronald Nordin
                                                  ------------------------------
                                                  Ronald Nordin


Commonwealth of Massachusetts  )
                               ) ss:
County of Suffolk              )

      On this 13th day of February, 2001, before me personally came Ronald Nordin, known to me to be the person described and who executed the foregoing instrument that he acknowledged that he executed the same.


[Notary Seal]                              /s/ Kyle Walkden
                                           -----------------------------
                                           Notary Public

                                           My commission expires: